SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 24, 2005

                            ProAssurance Corporation
             (Exact name of registrant as specified in its charter)

        Delaware                    001-16533                   63-1261433
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)


 100 Brookwood Place, Birmingham, Alabama                         35209
  (Address of Principal Executive Office)                       (Zip code)

       Registrant's telephone number, including area code: (205) 877-4400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Item 7.01 Regulation FD Disclosure
          ------------------------

          The registrant has furnished this report to disclose for Regulation FD purposes its public release of:

          1. Comments on the affirmation of the Company's Financial Strength Rating by A.M. Best, Standard & Poor's and Fitch Ratings. A copy of the press release, dated October 24, 2005, is included as exhibit 99.1 to this report.


The information in this Form 8-K, including the accompanying exhibit, is being furnished under Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.


Item 9.01 Financial Statements and Exhibits
          ---------------------------------

          (c)  Exhibits filed with this report:

          Number     Exhibit
          99.1       Copy of Registrant's press release, dated October 24, 2005, publicly commenting on the affirmation of the financial ratings by A.M. Best, Standard & Poor's and Fitch Ratings.



SIGNATURE
---------

     Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 25, 2005

                                                     PROASSURANCE CORPORATION


                                                     By: /s/ Edward L. Rand, Jr.
                                                         -----------------------
                                                         Edward L. Rand, Jr.
                                                         Chief Financial Officer